SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 2, 2010

JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
22619 Pacific Coast Highway Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
March 2, 2010

ITEMS IN FORM 8-K

Item 2.02     Results of Operations and Financial Condition.

On March 2, 2010, we issued a press release announcing our results of operations for the quarter and year ended December 31, 2009.  A copy of such release is annexed hereto as an exhibit.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2010, we issued a press release announcing that Jack Friedman, our Chairman and Co-Executive Officer is resigning, effective April 1, 2010, as our Co-Executive Officer.  Mr. Friedman will remain as Chairman of the Board and will also assume the role of Chief Strategist and will actively advise us on acquisition and financing strategies, as well as other areas where he can be of service and provide value to us.  Also effective on April 1, 2010, Mr. Stephen Berman, currently our Co-Executive Officer, will assume the position of Chief Executive Officer in addition to retaining the positions of President and Chief Operating Officer.

Item 9.01     Financial Statements and Exhibits.

(c)   Exhibits

Exhibit
Number	Description

99.1*	March 2, 2010 Press Release

-----------------------------
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 2, 2010	JAKKS PACIFIC, INC.

		By:	/s/ Jack Friedman
Jack Friedman
Chairman and Co-Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	March 2, 2010 Press Release
-----------------------------
* Filed herewith

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